UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14225	94-1741481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48720 Kato Road, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(510) 668-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT:

ITEM	2.02. Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On October 19, 2004, Exar issued a press release announcing its results for the Quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01. Financial Statements, Pro Forma Information and Exhibits

(c)	Exhibits.

99.1	Press Release of Exar Corporation dated October 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION

By:	/S/ RONALD W. GUIRE	Date: October 19, 2004
Ronald W. Guire
Executive Vice President, Chief Financial Officer,
Assistant Secretary and Director (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
99.1	Press Release of Exar Corporation dated October 19, 2004